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                                CASH TRANSACTIONS


                            CABCO TR FOR J.C. PENNEY

March 1, 2002               Receipt of Interest on                 $2,007,281.25
                            J.C. Penney 7.625%

March 1, 2002               Funds Disbursed to                     $2,007,281.25
                            Holders of CABCO
                            Trust Certificates

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